Exhibit 99.1 TAX INFORMATION 2015 This booklet contains tax information relevant to ownership of Units of Sabine Royalty Trust and should be retained.

SABINE ROYALTY TRUST

February 2, 2016

To Unit Holders:

This booklet provides 2015 tax information, which will allow you to determine your pro rata share of income and deductions attributable to your investment in Sabine Royalty Trust (the “Trust”). Each Unit holder is encouraged to read the entire booklet very carefully.

The material included in this booklet enables you to compute the information to be included in your federal and state income tax returns, and the items of income, deduction, and any other information shown in this booklet must be taken into account in computing your taxable income and credits on your federal income tax return and any state tax returns. This booklet, as well as any Forms 1099-MISC received from the Trust relating to backup withholding (discussed on page 4) and any IRS Forms 1099 and written tax statements issued by certain middlemen (discussed in more detail on pg. A-1) that hold Trust Units on your behalf, are the only information sources for Unit holders to determine their share of the items of income and expense of the Trust for the entire 2015 calendar year. Unit holders should retain this booklet and any Forms 1099 and written tax statements received from middlemen and any Forms 1099-MISC received from the Trust as part of their tax records.

The material herein is not intended and should not be construed as professional tax or legal advice. Each Unit holder should consult the Unit holder’s own tax advisor regarding all tax compliance matters relating to the Units.

For your convenience, simple revenue/expense and cost depletion calculators are now available on the Sabine Royalty Trust website at: www.sbr-sabine.com, on both the “Home” page and “Tax Information” page.

Very truly yours,

Sabine Royalty Trust,

By Southwest Bank, Trustee

1-855-588-7839

2911 Turtle Creek Blvd., Ste. 850

Dallas, TX 75219

EIN 75-6297143

CUSIP 78568810

SABINE ROYALTY TRUST

SABINE ROYALTY TRUST

2015 TAX INFORMATION

Reading the Income and Expense Schedules

The accompanying income and expense schedule and tables reflect tax information attributable to Sabine Royalty Trust (the “Trust”) for 2015. This information has been assembled on a per Unit basis and is expressed in decimal fractions of one dollar. A cumulative schedule for the twelve months ended December 31, 2015 and separate cumulative tables at the federal level as well as tables for each of the states in which the Trust has properties are included. Separate depletion schedules are enclosed that provide the necessary information for Unit holders to compute cost and percentage depletion with respect to their interests in the Trust.

Identifying Which Income and Expense Schedules to Use

Pursuant to the terms of the Trust agreement and the escrow agreement (discussed below on page A-2), the Trust receives income and incurs expenses only on the Monthly Record Dates listed on page 4. Furthermore, only Unit holders of record on Monthly Record Dates are entitled to cash distributions. On the basis of these agreements, both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on Monthly Record Dates. Therefore, if you were not the Unit holder of record on a specified Monthly Record Date, you should not use the tax information for the month in which that Monthly Record Date falls. A table of Monthly Record Dates and cash distributions per Unit is included on page 4.

The appropriate schedules to be used by a Unit holder will depend upon (i) the date the Unit holder became a holder of record of the Units, (ii) if applicable, the date the Unit holder ceased to be the holder of record of the Units, and (iii) the tax year-end of the Unit holder. For instance, a Unit holder reporting on the calendar year basis who acquired Units and became a Unit holder of record on June 16, 2015 and who still owned only those Units on December 15, 2015 must use the federal and individual state, where applicable, tables to determine their proportionate income and expenses (located on pages 6-13), and Depletion Schedules D-I and D-II or Depletion Schedule D-IV, as appropriate (located on pages 14 and 16, respectively) for such Units. However, Unit holders reporting on a calendar year basis who became Unit holders of record prior to January 15, 2015 and who continued to own only those Units on December 15, 2015, can use either the cumulative schedule for calendar year 2015 (located on page 5) or the tables (located on pages 6-13) and Depletion Schedule D-III (located on page 15) or Depletion Schedule D-IV (located on page 16), as appropriate. As discussed in more detail herein, Unit holders may be entitled to a deduction for either cost depletion or percentage depletion (but not both), depending upon each Unit holder’s individual facts relating to the ownership of Trust Units.

Applying the Data From the Income and Expense Schedules

Unit holders who must use the separate income and expense tables should read the tables in the following manner: the months on the left-hand side of each table denote the month in which a Unit holder first became a Unit holder of record in 2015. Reading across from that month, choose the last month in 2015 in which the Unit holder was a holder of record with respect to those Units. Multiply that factor by the number of Units held for that specific period of time. For example, if Units were purchased on May 1, 2015 and held until December 31, 2015, a Unit holder would choose May from the left-hand side of the table and then choose the factor located under “December” from that row. For a worksheet approach to computing a Unit holder’s income and expense amounts, see the Tax Computation Worksheet on page 21.

(SRT 2015 TAX)

Computing Depletion

Depletion schedules are included that provide information for Unit holders to compute cost depletion and percentage depletion deductions with respect to their interests in the Trust. To compute cost depletion for any taxable period, Unit holders should multiply the cost depletion factor indicated on the relevant schedule times their original tax basis in the respective Unit(s) as reduced by the cost depletion and percentage depletion that was allowable as a deduction (whether or not deducted) in prior calendar years during which they owned the Units.

For your convenience, a simple cost depletion calculator is now available on the Sabine Royalty Trust website at: www.sbr-sabine.com, on both the “Home” page and “Tax Information” page.

A factor for percentage depletion is also included on Depletion Schedule D-IV (located on page 16). A Unit holder may be entitled to a percentage depletion deduction, in lieu of a cost depletion deduction, if percentage depletion exceeds cost depletion for any taxable period. To compute percentage depletion for any taxable period, Unit holders should multiply the appropriate percentage depletion factor indicated on Depletion Schedule D-IV by the number of Units owned by such Unit holder. Unlike cost depletion, percentage depletion is not limited to a Unit holder’s depletable tax basis in the Units. Rather, a Unit holder is entitled to a percentage depletion deduction as long as the applicable Trust properties generate gross income.

As discussed at page A-2 in the back portion of this booklet, the composite cost depletion factors are determined on the basis of a weighted average ratio of current production from each Trust property to the estimated future production from such property. This method of weighting the cost depletion factors permits the presentation of a single cost depletion factor for all Unit holders acquiring Units during a period in which there is no substantial change in the relative fair market values of the Trust properties. Primarily as a result of the decline in oil prices that occurred during 1986, there was a change in the relative fair market values of the Trust properties. Accordingly, two mutually exclusive cost depletion computations are included herein reflecting the composite cost depletion factors required to compute cost depletion for Units acquired in 1986.

The proper cost depletion schedule to use in computing 2015 cost depletion depends on the date when the Units were acquired, as described below. Therefore, Unit holders are encouraged to maintain records indicating the date of acquisition and the acquisition price for each Unit or lot of Units acquired.

Unit holders taking a cost depletion deduction who acquired Units before 2015 should use Depletion Schedule D-III (located on page 15). The federal cost depletion factors in Depletion Schedule D-III are presented on a cumulative basis for 2015. Depletion Schedule D-III contains no state-specific cost depletion factors. Unit holders should refer to Depletion Schedule D-II (located on page 14) for the state-specific cost depletion factors.

Unit holders who acquired Units in 2015 should use Depletion Schedule D-I (located on page 14). The federal cost depletion factors in Depletion Schedule D-I are presented on a cumulative and noncumulative basis for 2015. Depletion Schedule D-I contains no state-specific cost depletion factors. Unit holders should refer to Depletion Schedule D-II (located on page 14) for the state-specific cost depletion factors.

Depletion Schedule D-II (located on page 14) contains state-specific cost depletion factors, which are presented on a noncumulative basis for all years. These factors are appropriate for use in calculating the 2015 cost depletion allowance for Units purchased in all years. You may calculate state cost depletion by either (a) calculating the amount of state depletion for each month and adding together the monthly depletion amounts or (b) adding together the applicable monthly depletion factors for the relevant state to create a composite depletion factor for such state and, in both cases, multiplying that factor by the adjusted basis of your Units. Both methods should produce the same result.

(SRT 2015 TAX)

Asset Sales and Dispositions

There have been no sales or dispositions of Trust assets during the year.

Redemptions

There have been no redemptions of Trust interests during the year.

Sale or Exchange of Units

A discussion concerning the tax consequences associated with the sale or exchange of Units is presented on pages A-4 to A-5 in the back portion of this booklet.

Classification of Investment

Tax reform measures enacted in 1986 and 1987 require items of income and expense to be categorized as “passive,” “active” or “portfolio” in nature. An explanation of how these rules apply to the items of income and expense reported by the Trust is on page A-1 in the back portion of this booklet.

Nonresident Foreign Unit Holders

Nonresident alien individual and foreign corporation Unit holders (“Foreign Taxpayer(s)”) are subject to special tax rules with respect to their investments in the Trust. These rules are outlined on pages A-3 to A-4 in the back portion of this booklet.

Unrelated Business Taxable Income

Certain organizations that are generally exempt from federal income tax under Internal Revenue Code Section 501 are subject to federal income tax on certain types of business income defined in Section 512 as unrelated business taxable income (“UBTI”). The income of the Trust as to any tax-exempt organization should not be UBTI so long as the Trust Units are not “debt-financed property” within the meaning of Section 514(b) of the Internal Revenue Code. In general, a Trust Unit would be debt-financed if the Trust incurs debt or if the tax-exempt organization that is a Trust Unit holder incurs debt to acquire a Trust Unit or otherwise incurs or maintains a debt that would not have been incurred or maintained if the Trust Unit had not been acquired. A real property exception applies to the debt-financed property rules for certain types of exempt organizations. Consult your tax advisor if applicable.

Net Investment Income Tax

Section 1411 of the Code imposes a 3.8% Medicare tax on certain investment income earned by individuals, estates, and trusts for taxable years beginning after December 31, 2012. For these purposes, investment income generally will include a Unit holder’s allocable share of the Trust’s interest and royalty income plus the gain recognized from a sale of Trust Units. In the case of an individual, the tax is imposed on the lesser of (i) the individual’s net investment income from all investments, or (ii) the amount by which the individual’s modified adjusted gross income exceeds specified threshold levels depending on such individual’s federal income tax filing status ($250,000 for married persons filing a joint return and $200,000 in most other cases). In the case of an estate or trust, the tax is imposed on the lesser of (i) undistributed net investment income, or (ii) the excess adjusted gross income over the dollar amount at which the highest income tax bracket applicable to an estate or trust begins ($12,300 for 2015).

(SRT 2015 TAX)

Backup Withholding

Unit holders, other than Foreign Taxpayers, who have had amounts withheld in 2015 pursuant to the federal backup withholding provisions should have received a Form 1099-MISC from the Trust. The Form 1099-MISC reflects the total federal income tax withheld from distributions. Unlike other Forms 1099 that you may receive, the amount reported on the Form 1099-MISC received from the Trust should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules included herein. The federal income tax withheld, as reported on the Form 1099-MISC, should be considered as a credit by the Unit holder in computing any federal income tax liability. Individual Unit holders should include the amount of backup withholding in the “Payments” section of the Unit holder’s 2015 Form 1040. For a further discussion of backup withholding, see page A-5 in the back portion of this booklet. For amounts withheld from Foreign Taxpayers, see pages A-3 to A-4 in the back portion of this booklet.

State Tax

Because the Trust holds royalty interests and receives income that is attributable to properties located in various states, Unit holders may be obligated to file a return and may have a tax liability in those states in addition to their state of residence. The accompanying tables have been prepared in such a manner that income and deductions attributable to the various states may be determined by each Unit holder. State tax matters are more fully discussed on pages A-5 to A-6 in the back portion of this booklet.

Table of 2015 Monthly Record Dates and Cash Distributions Per Unit

Unit holders, as reflected in the transfer books of the Trust on a Monthly Record Date, received the following per Unit cash distributions for 2015. The per Unit cash distributions reflected below have not been reduced by any taxes that may have been withheld from distributions to Foreign Taxpayers or from distributions to Unit holders subject to the federal backup withholding rules. The distribution checks were dated and mailed on the corresponding Date Payable.

Monthly Record Date	Date Payable	Distribution Per Unit
January 15, 2015	January 29, 2015	0.28281
February 17, 2015	February 27, 2015	0.27708
March 16, 2015	March 30, 2015	0.44414
April 15, 2015	April 29, 2015	0.27658
May 15, 2015	May 29, 2015	0.22925
June 15, 2015	June 29, 2015	0.21873
July 15, 2015	July 29, 2015	0.18255
August 17, 2015	August 31, 2015	0.33120
September 15, 2015	September 29, 2015	0.35285
October 15, 2015	October 29, 2015	0.19259
November 16, 2015	November 30, 2015	0.27481
December 15, 2015	December 29, 2015	0.04261

(SRT 2015 TAX)

Cumulative 2015

SABINE ROYALTY TRUST

EIN 75-6297143

FORM 1041, GRANTOR TRUST

Federal and State Income Tax Information

See Instructions for Use

SECTION I

INCOME AND EXPENSE PER UNIT

	ROYALTY INCOME AND EXPENSE			OTHER INCOME AND EXPENSE
Source	Gross Income	Severance Tax	Net Royalty Payments	Interest Income			Administrative Expense
Florida	$.028343	$0.000682	$.027661	$		*	$.001532
Louisiana	.047917	0.004145	.043772			*	.002836
Mississippi	.168364	0.015197	.153167			*	.013035
New Mexico	.203536	0.023690	.179846			*	.013901
Oklahoma	.548884	0.050040	.498844			*	.031268
Texas	2.835397	0.419989	2.415408		.000134		.150981

TOTAL	$3.832441	$0.513743	$3.318698		$.000134		$.213553

SECTION II

RECONCILIATION OF CASH DISTRIBUTIONS PER UNIT

Item	AMOUNT
1. Total Net Royalty Payments	$3.318698
2. Interest Income	.000134
3. Administrative Expense	(.213553)

4. Cash Distribution Per Unit **	$3.105279

*	Revenue attributable to these states was invested and earned interest income. Since the investments were made in Dallas, Texas, and the interest was paid there, such interest is included in the Texas interest income.
**	Includes amounts withheld by the Trust from distributions to nonresident alien individuals and foreign corporations and remitted directly to the United States Treasury. This also includes amounts withheld pursuant to the backup withholding provisions.

(SRT 2015 TAX)

SABINE ROYALTY TRUST FEDERAL

Table I: 2015 Gross Royalty Income (Cumulative $ per Unit)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
JANUARY	0.396965	0.727355	1.219243	1.535955	1.829224	2.100878	2.324078	2.687230	3.100027	3.326370	3.685658	3.832441
FEBRUARY		0.330390	0.822278	1.138990	1.432259	1.703913	1.927113	2.290265	2.703062	2.929405	3.288693	3.435476
MARCH			0.491888	0.808600	1.101869	1.373523	1.596723	1.959875	2.372672	2.599015	2.958303	3.105086
APRIL				0.316712	0.609981	0.881635	1.104835	1.467987	1.880784	2.107127	2.466415	2.613198
MAY					0.293269	0.564923	0.788123	1.151275	1.564072	1.790415	2.149703	2.296486
JUNE						0.271654	0.494854	0.858006	1.270803	1.497146	1.856434	2.003217
JULY							0.223200	0.586352	0.999149	1.225492	1.584780	1.731563
AUGUST								0.363152	0.775949	1.002292	1.361580	1.508363
SEPTEMBER									0.412797	0.639140	0.998428	1.145211
OCTOBER										0.226343	0.585631	0.732414
NOVEMBER											0.359288	0.506071
DECEMBER												0.146783

Table II: 2015 Severance Tax (Cumulative $ per Unit)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
JANUARY	0.102438	0.140394	0.176939	0.205147	0.240887	0.266729	0.287198	0.301099	0.342491	0.360092	0.427897	0.513743
FEBRUARY		0.037956	0.074501	0.102709	0.138449	0.164291	0.184760	0.198661	0.240053	0.257654	0.325459	0.411305
MARCH			0.036545	0.064753	0.100493	0.126335	0.146804	0.160705	0.202097	0.219698	0.287503	0.373349
APRIL				0.028208	0.063948	0.089790	0.110259	0.124160	0.165552	0.183153	0.250958	0.336804
MAY					0.035740	0.061582	0.082051	0.095952	0.137344	0.154945	0.222750	0.308596
JUNE						0.025842	0.046311	0.060212	0.101604	0.119205	0.187010	0.272856
JULY							0.020469	0.034370	0.075762	0.093363	0.161168	0.247014
AUGUST								0.013901	0.055293	0.072894	0.140699	0.226545
SEPTEMBER									0.041392	0.058993	0.126798	0.212644
OCTOBER										0.017601	0.085406	0.171252
NOVEMBER											0.067805	0.153651
DECEMBER												0.085846

(SRT 2015 TAX)

SABINE ROYALTY TRUST FEDERAL

Table III: 2015 Interest Income (Cumulative $ per Unit)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
JANUARY	0.000009	0.000022	0.000034	0.000048	0.000061	0.000072	0.000077	0.000088	0.000096	0.000110	0.000123	0.000134
FEBRUARY		0.000013	0.000025	0.000039	0.000052	0.000063	0.000068	0.000079	0.000087	0.000101	0.000114	0.000125
MARCH			0.000012	0.000026	0.000039	0.000050	0.000055	0.000066	0.000074	0.000088	0.000101	0.000112
APRIL				0.000014	0.000027	0.000038	0.000043	0.000054	0.000062	0.000076	0.000089	0.000100
MAY					0.000013	0.000024	0.000029	0.000040	0.000048	0.000062	0.000075	0.000086
JUNE						0.000011	0.000016	0.000027	0.000035	0.000049	0.000062	0.000073
JULY							0.000005	0.000016	0.000024	0.000038	0.000051	0.000062
AUGUST								0.000011	0.000019	0.000033	0.000046	0.000057
SEPTEMBER									0.000008	0.000022	0.000035	0.000046
OCTOBER										0.000014	0.000027	0.000038
NOVEMBER											0.000013	0.000024
DECEMBER												0.000011

Table IV: 2015 Trust Administrative Expense (Cumulative $ per Unit)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
JANUARY	0.011718	0.027079	0.038286	0.050216	0.078501	0.105593	0.125772	0.143832	0.162387	0.178544	0.195223	0.213553
FEBRUARY		0.015361	0.026568	0.038498	0.066783	0.093875	0.114054	0.132114	0.150669	0.166826	0.183505	0.201835
MARCH			0.011207	0.023137	0.051422	0.078514	0.098693	0.116753	0.135308	0.151465	0.168144	0.186474
APRIL				0.011930	0.040215	0.067307	0.087486	0.105546	0.124101	0.140258	0.156937	0.175267
MAY					0.028285	0.055377	0.075556	0.093616	0.112171	0.128328	0.145007	0.163337
JUNE						0.027092	0.047271	0.065331	0.083886	0.100043	0.116722	0.135052
JULY							0.020179	0.038239	0.056794	0.072951	0.089630	0.107960
AUGUST								0.018060	0.036615	0.052772	0.069451	0.087781
SEPTEMBER									0.018555	0.034712	0.051391	0.069721
OCTOBER										0.016157	0.032836	0.051166
NOVEMBER											0.016679	0.035009
DECEMBER												0.018330

(SRT 2015 TAX)

SABINE ROYALTY TRUST TEXAS

TABLE A TEXAS: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.311421	0.557103	0.981955	1.217477	1.332824	1.547426	1.715181	1.939162	2.279549	2.444518	2.736226	2.835397
February		0.245682	0.670534	0.906056	1.021403	1.236005	1.403760	1.627741	1.968128	2.133097	2.424805	2.523976
March			0.424852	0.660374	0.775721	0.990323	1.158078	1.382059	1.722446	1.887415	2.179123	2.278294
April				0.235522	0.350869	0.565471	0.733226	0.957207	1.297594	1.462563	1.754271	1.853442
May					0.115347	0.329949	0.497704	0.721685	1.062072	1.227041	1.518749	1.617920
June						0.214602	0.382357	0.606338	0.946725	1.111694	1.403402	1.502573
July							0.167755	0.391736	0.732123	0.897092	1.188800	1.287971
August								0.223981	0.564368	0.729337	1.021045	1.120216
September									0.340387	0.505356	0.797064	0.896235
October										0.164969	0.456677	0.555848
November											0.291708	0.390879
December												0.099171

TABLE B TEXAS: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.092776	0.122502	0.151061	0.170888	0.184900	0.203573	0.217403	0.226697	0.268402	0.278552	0.339019	0.419989
February		0.029726	0.058285	0.078112	0.092124	0.110797	0.124627	0.133921	0.175626	0.185776	0.246243	0.327213
March			0.028559	0.048386	0.062398	0.081071	0.094901	0.104195	0.145900	0.156050	0.216517	0.297487
April				0.019827	0.033839	0.052512	0.066342	0.075636	0.117341	0.127491	0.187958	0.268928
May					0.014012	0.032685	0.046515	0.055809	0.097514	0.107664	0.168131	0.249101
June						0.018673	0.032503	0.041797	0.083502	0.093652	0.154119	0.235089
July							0.013830	0.023124	0.064829	0.074979	0.135446	0.216416
August								0.009294	0.050999	0.061149	0.121616	0.202586
September									0.041705	0.051855	0.112322	0.193292
October										0.010150	0.070617	0.151587
November											0.060467	0.141437
December												0.080970

TABLE C TEXAS: Interest Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000009	0.000022	0.000034	0.000048	0.000061	0.000072	0.000077	0.000088	0.000096	0.000110	0.000123	0.000134
February		0.000013	0.000025	0.000039	0.000052	0.000063	0.000068	0.000079	0.000087	0.000101	0.000114	0.000125
March			0.000012	0.000026	0.000039	0.000050	0.000055	0.000066	0.000074	0.000088	0.000101	0.000112
April				0.000014	0.000027	0.000038	0.000043	0.000054	0.000062	0.000076	0.000089	0.000100
May					0.000013	0.000024	0.000029	0.000040	0.000048	0.000062	0.000075	0.000086
June						0.000011	0.000016	0.000027	0.000035	0.000049	0.000062	0.000073
July							0.000005	0.000016	0.000024	0.000038	0.000051	0.000062
August								0.000011	0.000019	0.000033	0.000046	0.000057
September									0.000008	0.000022	0.000035	0.000046
October										0.000014	0.000027	0.000038
November											0.000013	0.000024
December												0.000011

TABLE D TEXAS: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.009192	0.020613	0.030292	0.039161	0.050282	0.071683	0.086848	0.097986	0.113286	0.125060	0.138600	0.150981
February		0.011421	0.021100	0.029969	0.041090	0.062491	0.077656	0.088794	0.104094	0.115868	0.129408	0.141789
March			0.009679	0.018548	0.029669	0.051070	0.066235	0.077373	0.092673	0.104447	0.117987	0.130368
April				0.008869	0.019990	0.041391	0.056556	0.067694	0.082994	0.094768	0.108308	0.120689
May					0.011121	0.032522	0.047687	0.058825	0.074125	0.085899	0.099439	0.111820
June						0.021401	0.036566	0.047704	0.063004	0.074778	0.088318	0.100699
July							0.015165	0.026303	0.041603	0.053377	0.066917	0.079298
August								0.011138	0.026438	0.038212	0.051752	0.064133
September									0.015300	0.027074	0.040614	0.052995
October										0.011774	0.025314	0.037695
November											0.013540	0.025921
December												0.012381

(SRT 2015 TAX)

SABINE ROYALTY TRUST OKLAHOMA

TABLE A OKLAHOMA: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.059366	0.110589	0.145190	0.202603	0.239013	0.274473	0.304038	0.413100	0.454050	0.480527	0.521823	0.548884
February		0.051223	0.085824	0.143237	0.179647	0.215107	0.244672	0.353734	0.394684	0.421161	0.462457	0.489518
March			0.034601	0.092014	0.128424	0.163884	0.193449	0.302511	0.343461	0.369938	0.411234	0.438295
April				0.057413	0.093823	0.129283	0.158848	0.267910	0.308860	0.335337	0.376633	0.403694
May					0.036410	0.071870	0.101435	0.210497	0.251447	0.277924	0.319220	0.346281
June						0.035460	0.065025	0.174087	0.215037	0.241514	0.282810	0.309871
July							0.029565	0.138627	0.179577	0.206054	0.247350	0.274411
August								0.109062	0.150012	0.176489	0.217785	0.244846
September									0.040950	0.067427	0.108723	0.135784
October										0.026477	0.067773	0.094834
November											0.041296	0.068357
December												0.027061

TABLE B OKLAHOMA: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.007462	0.012655	0.017585	0.023645	0.030214	0.034935	0.039166	0.041492	0.038313	0.042564	0.046950	0.050040
February		0.005193	0.010123	0.016183	0.022752	0.027473	0.031704	0.034030	0.030851	0.035102	0.039488	0.042578
March			0.004930	0.010990	0.017559	0.022280	0.026511	0.028837	0.025658	0.029909	0.034295	0.037385
April				0.006060	0.012629	0.017350	0.021581	0.023907	0.020728	0.024979	0.029365	0.032455
May					0.006569	0.011290	0.015521	0.017847	0.014668	0.018919	0.023305	0.026395
June						0.004721	0.008952	0.011278	0.008099	0.012350	0.016736	0.019826
July							0.004231	0.006557	0.003378	0.007629	0.012015	0.015105
August								0.002326	(0.000853)	0.003398	0.007784	0.010874
September									(0.003179)	0.001072	0.005458	0.008548
October										0.004251	0.008637	0.011727
November											0.004386	0.007476
December												0.003090

TABLE C OKLAHOMA: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.001754	0.004137	0.004926	0.007090	0.010602	0.014139	0.016813	0.022237	0.024078	0.025969	0.027887	0.031268
February		0.002383	0.003172	0.005336	0.008848	0.012385	0.015059	0.020483	0.022324	0.024215	0.026133	0.029514
March			0.000789	0.002953	0.006465	0.010002	0.012676	0.018100	0.019941	0.021832	0.023750	0.027131
April				0.002164	0.005676	0.009213	0.011887	0.017311	0.019152	0.021043	0.022961	0.026342
May					0.003512	0.007049	0.009723	0.015147	0.016988	0.018879	0.020797	0.024178
June						0.003537	0.006211	0.011635	0.013476	0.015367	0.017285	0.020666
July							0.002674	0.008098	0.009939	0.011830	0.013748	0.017129
August								0.005424	0.007265	0.009156	0.011074	0.014455
September									0.001841	0.003732	0.005650	0.009031
October										0.001891	0.003809	0.007190
November											0.001918	0.005299
December												0.003381

(SRT 2015 TAX)

SABINE ROYALTY TRUST FLORIDA

TABLE A FLORIDA: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.003503	0.006712	0.009270	0.011280	0.013078	0.013301	0.013382	0.018400	0.021366	0.024193	0.026228	0.028343
February		0.003209	0.005767	0.007777	0.009575	0.009798	0.009879	0.014897	0.017863	0.020690	0.022725	0.024840
March			0.002558	0.004568	0.006366	0.006589	0.006670	0.011688	0.014654	0.017481	0.019516	0.021631
April				0.002010	0.003808	0.004031	0.004112	0.009130	0.012096	0.014923	0.016958	0.019073
May					0.001798	0.002021	0.002102	0.007120	0.010086	0.012913	0.014948	0.017063
June						0.000223	0.000304	0.005322	0.008288	0.011115	0.013150	0.015265
July							0.000081	0.005099	0.008065	0.010892	0.012927	0.015042
August								0.005018	0.007984	0.010811	0.012846	0.014961
September									0.002966	0.005793	0.007828	0.009943
October										0.002827	0.004862	0.006977
November											0.002035	0.004150
December												0.002115

TABLE B FLORIDA: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000104	0.000187	0.000246	0.000291	0.000334	0.000340	0.000344	0.000433	0.000493	0.000556	0.000606	0.000682
February		0.000083	0.000142	0.000187	0.000230	0.000236	0.000240	0.000329	0.000389	0.000452	0.000502	0.000578
March			0.000059	0.000104	0.000147	0.000153	0.000157	0.000246	0.000306	0.000369	0.000419	0.000495
April				0.000045	0.000088	0.000094	0.000098	0.000187	0.000247	0.000310	0.000360	0.000436
May					0.000043	0.000049	0.000053	0.000142	0.000202	0.000265	0.000315	0.000391
June						0.000006	0.000010	0.000099	0.000159	0.000222	0.000272	0.000348
July							0.000004	0.000093	0.000153	0.000216	0.000266	0.000342
August								0.000089	0.000149	0.000212	0.000262	0.000338
September									0.000060	0.000123	0.000173	0.000249
October										0.000063	0.000113	0.000189
November											0.000050	0.000126
December												0.000076

TABLE C FLORIDA: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000103	0.000252	0.000310	0.000386	0.000559	0.000581	0.000588	0.000838	0.000971	0.001173	0.001268	0.001532
February		0.000149	0.000207	0.000283	0.000456	0.000478	0.000485	0.000735	0.000868	0.001070	0.001165	0.001429
March			0.000058	0.000134	0.000307	0.000329	0.000336	0.000586	0.000719	0.000921	0.001016	0.001280
April				0.000076	0.000249	0.000271	0.000278	0.000528	0.000661	0.000863	0.000958	0.001222
May					0.000173	0.000195	0.000202	0.000452	0.000585	0.000787	0.000882	0.001146
June						0.000022	0.000029	0.000279	0.000412	0.000614	0.000709	0.000973
July							0.000007	0.000257	0.000390	0.000592	0.000687	0.000951
August								0.000250	0.000383	0.000585	0.000680	0.000944
September									0.000133	0.000335	0.000430	0.000694
October										0.000202	0.000297	0.000561
November											0.000095	0.000359
December												0.000264

(SRT 2015 TAX)

SABINE ROYALTY TRUST LOUISIANA

TABLE A LOUISIANA: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.005968	0.008791	0.015336	0.019575	0.022497	0.025812	0.029349	0.032862	0.037331	0.040334	0.043525	0.047917
February		0.002823	0.009368	0.013607	0.016529	0.019844	0.023381	0.026894	0.031363	0.034366	0.037557	0.041949
March			0.006545	0.010784	0.013706	0.017021	0.020558	0.024071	0.028540	0.031543	0.034734	0.039126
April				0.004239	0.007161	0.010476	0.014013	0.017526	0.021995	0.024998	0.028189	0.032581
May					0.002922	0.006237	0.009774	0.013287	0.017756	0.020759	0.023950	0.028342
June						0.003315	0.006852	0.010365	0.014834	0.017837	0.021028	0.025420
July							0.003537	0.007050	0.011519	0.014522	0.017713	0.022105
August								0.003513	0.007982	0.010985	0.014176	0.018568
September									0.004469	0.007472	0.010663	0.015055
October										0.003003	0.006194	0.010586
November											0.003191	0.007583
December												0.004392

TABLE B LOUISIANA: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000566	0.000777	0.001384	0.001741	0.002016	0.002303	0.002617	0.002884	0.003256	0.003504	0.003830	0.004145
February		0.000211	0.000818	0.001175	0.001450	0.001737	0.002051	0.002318	0.002690	0.002938	0.003264	0.003579
March			0.000607	0.000964	0.001239	0.001526	0.001840	0.002107	0.002479	0.002727	0.003053	0.003368
April				0.000357	0.000632	0.000919	0.001233	0.001500	0.001872	0.002120	0.002446	0.002761
May					0.000275	0.000562	0.000876	0.001143	0.001515	0.001763	0.002089	0.002404
June						0.000287	0.000601	0.000868	0.001240	0.001488	0.001814	0.002129
July							0.000314	0.000581	0.000953	0.001201	0.001527	0.001842
August								0.000267	0.000639	0.000887	0.001213	0.001528
September									0.000372	0.000620	0.000946	0.001261
October										0.000248	0.000574	0.000889
November											0.000326	0.000641
December												0.000315

TABLE C LOUISIANA: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000176	0.000307	0.000456	0.000616	0.000898	0.001229	0.001549	0.001724	0.001925	0.002139	0.002287	0.002836
February		0.000131	0.000280	0.000440	0.000722	0.001053	0.001373	0.001548	0.001749	0.001963	0.002111	0.002660
March			0.000149	0.000309	0.000591	0.000922	0.001242	0.001417	0.001618	0.001832	0.001980	0.002529
April				0.000160	0.000442	0.000773	0.001093	0.001268	0.001469	0.001683	0.001831	0.002380
May					0.000282	0.000613	0.000933	0.001108	0.001309	0.001523	0.001671	0.002220
June						0.000331	0.000651	0.000826	0.001027	0.001241	0.001389	0.001938
July							0.000320	0.000495	0.000696	0.000910	0.001058	0.001607
August								0.000175	0.000376	0.000590	0.000738	0.001287
September									0.000201	0.000415	0.000563	0.001112
October										0.000214	0.000362	0.000911
November											0.000148	0.000697
December												0.000549

(SRT 2015 TAX)

SABINE ROYALTY TRUST MISSISSIPPI

TABLE A MISSISSIPPI: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.007959	0.016104	0.026147	0.033352	0.120193	0.124572	0.132305	0.139773	0.147562	0.155154	0.161625	0.168364
February		0.008145	0.018188	0.025393	0.112234	0.116613	0.124346	0.131814	0.139603	0.147195	0.153666	0.160405
March			0.010043	0.017248	0.104089	0.108468	0.116201	0.123669	0.131458	0.139050	0.145521	0.152260
April				0.007205	0.094046	0.098425	0.106158	0.113626	0.121415	0.129007	0.135478	0.142217
May					0.086841	0.091220	0.098953	0.106421	0.114210	0.121802	0.128273	0.135012
June						0.004379	0.012112	0.019580	0.027369	0.034961	0.041432	0.048171
July							0.007733	0.015201	0.022990	0.030582	0.037053	0.043792
August								0.007468	0.015257	0.022849	0.029320	0.036059
September									0.007789	0.015381	0.021852	0.028591
October										0.007592	0.014063	0.020802
November											0.006471	0.013210
December												0.006739

TABLE B MISSISSIPPI: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000479	0.000903	0.001694	0.002207	0.011632	0.012005	0.012589	0.012940	0.013566	0.014030	0.014650	0.015197
February		0.000424	0.001215	0.001728	0.011153	0.011526	0.012110	0.012461	0.013087	0.013551	0.014171	0.014718
March			0.000791	0.001304	0.010729	0.011102	0.011686	0.012037	0.012663	0.013127	0.013747	0.014294
April				0.000513	0.009938	0.010311	0.010895	0.011246	0.011872	0.012336	0.012956	0.013503
May					0.009425	0.009798	0.010382	0.010733	0.011359	0.011823	0.012443	0.012990
June						0.000373	0.000957	0.001308	0.001934	0.002398	0.003018	0.003565
July							0.000584	0.000935	0.001561	0.002025	0.002645	0.003192
August								0.000351	0.000977	0.001441	0.002061	0.002608
September									0.000626	0.001090	0.001710	0.002257
October										0.000464	0.001084	0.001631
November											0.000620	0.001167
December												0.000547

TABLE C MISSISSIPPI: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000235	0.000614	0.000843	0.001115	0.009493	0.009930	0.010629	0.011000	0.011350	0.011892	0.012193	0.013035
February		0.000379	0.000608	0.000880	0.009258	0.009695	0.010394	0.010765	0.011115	0.011657	0.011958	0.012800
March			0.000229	0.000501	0.008879	0.009316	0.010015	0.010386	0.010736	0.011278	0.011579	0.012421
April				0.000272	0.008650	0.009087	0.009786	0.010157	0.010507	0.011049	0.011350	0.012192
May					0.008378	0.008815	0.009514	0.009885	0.010235	0.010777	0.011078	0.011920
June						0.000437	0.001136	0.001507	0.001857	0.002399	0.002700	0.003542
July							0.000699	0.001070	0.001420	0.001962	0.002263	0.003105
August								0.000371	0.000721	0.001263	0.001564	0.002406
September									0.000350	0.000892	0.001193	0.002035
October										0.000542	0.000843	0.001685
November											0.000301	0.001143
December												0.000842

(SRT 2015 TAX)

SABINE ROYALTY TRUST NEW MEXICO

TABLE A NEW MEXICO: Gross Royalty Income

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.008748	0.028056	0.041345	0.051668	0.101619	0.115294	0.129823	0.143933	0.160169	0.181644	0.196231	0.203536
February		0.019308	0.032597	0.042920	0.092871	0.106546	0.121075	0.135185	0.151421	0.172896	0.187483	0.194788
March			0.013289	0.023612	0.073563	0.087238	0.101767	0.115877	0.132113	0.153588	0.168175	0.175480
April				0.010323	0.060274	0.073949	0.088478	0.102588	0.118824	0.140299	0.154886	0.162191
May					0.049951	0.063626	0.078155	0.092265	0.108501	0.129976	0.144563	0.151868
June						0.013675	0.028204	0.042314	0.058550	0.080025	0.094612	0.101917
July							0.014529	0.028639	0.044875	0.066350	0.080937	0.088242
August								0.014110	0.030346	0.051821	0.066408	0.073713
September									0.016236	0.037711	0.052298	0.059603
October										0.021475	0.036062	0.043367
November											0.014587	0.021892
December												0.007305

TABLE B NEW MEXICO: Severance Tax

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.001051	0.003370	0.004969	0.006375	0.011791	0.013573	0.015079	0.016653	0.018461	0.020886	0.022842	0.023690
February		0.002319	0.003918	0.005324	0.010740	0.012522	0.014028	0.015602	0.017410	0.019835	0.021791	0.022639
March			0.001599	0.003005	0.008421	0.010203	0.011709	0.013283	0.015091	0.017516	0.019472	0.020320
April				0.001406	0.006822	0.008604	0.010110	0.011684	0.013492	0.015917	0.017873	0.018721
May					0.005416	0.007198	0.008704	0.010278	0.012086	0.014511	0.016467	0.017315
June						0.001782	0.003288	0.004862	0.006670	0.009095	0.011051	0.011899
July							0.001506	0.003080	0.004888	0.007313	0.009269	0.010117
August								0.001574	0.003382	0.005807	0.007763	0.008611
September									0.001808	0.004233	0.006189	0.007037
October										0.002425	0.004381	0.005229
November											0.001956	0.002804
December												0.000848

TABLE C NEW MEXICO: Administrative Expense

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
January	0.000258	0.001156	0.001459	0.001848	0.006667	0.008031	0.009345	0.010047	0.010777	0.012311	0.012988	0.013901
February		0.000898	0.001201	0.001590	0.006409	0.007773	0.009087	0.009789	0.010519	0.012053	0.012730	0.013643
March			0.000303	0.000692	0.005511	0.006875	0.008189	0.008891	0.009621	0.011155	0.011832	0.012745
April				0.000389	0.005208	0.006572	0.007886	0.008588	0.009318	0.010852	0.011529	0.012442
May					0.004819	0.006183	0.007497	0.008199	0.008929	0.010463	0.011140	0.012053
June						0.001364	0.002678	0.003380	0.004110	0.005644	0.006321	0.007234
July							0.001314	0.002016	0.002746	0.004280	0.004957	0.005870
August								0.000702	0.001432	0.002966	0.003643	0.004556
September									0.000730	0.002264	0.002941	0.003854
October										0.001534	0.002211	0.003124
November											0.000677	0.001590
December												0.000913

(SRT 2015 TAX)

SABINE ROYALTY TRUST

Depletion Schedule D-I

The cumulative and noncumulative cost depletion factors reflected in Depletion Schedule D-I should be used to compute 2015 federal cost depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in 2015. This schedule should not be used to compute depletion for any other Units owned. (See accompanying information for computation instructions.)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	January	February	March	April	May	June	July	August	September	October	November	December
January	0.013134	0.023166	0.035270	0.047060	0.061641	0.072896	0.081425	0.094260	0.111716	0.120847	0.137148	0.143705
February	—	0.010032	0.022136	0.033926	0.048507	0.059762	0.068291	0.081126	0.098582	0.107713	0.124014	0.130571
March	—	—	0.012104	0.023894	0.038475	0.049730	0.058259	0.071094	0.088550	0.097681	0.113982	0.120539
April	—	—	—	0.011790	0.026371	0.037626	0.046155	0.058990	0.076446	0.085577	0.101878	0.108435
May	—	—	—	—	0.014581	0.025836	0.034365	0.047200	0.064656	0.073787	0.090088	0.096645
June	—	—	—	—	—	0.011255	0.019784	0.032619	0.050075	0.059206	0.075507	0.082064
July	—	—	—	—	—	—	0.008529	0.021364	0.038820	0.047951	0.064252	0.070809
August	—	—	—	—	—	—	—	0.012835	0.030291	0.039422	0.055723	0.062280
September	—	—	—	—	—	—	—	—	0.017456	0.026587	0.042888	0.049445
October	—	—	—	—	—	—	—	—	—	0.009131	0.025432	0.031989
November	—	—	—	—	—	—	—	—	—	—	0.016301	0.022858
December	—	—	—	—	—	—	—	—	—	—	—	0.006557

Depletion Schedule D-II

The non-cumulative cost depletion factors reflected in Depletion Schedule D-II should be used to compute 2015 state cost depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in any year. The applicable number to use is the number related to the last month in which the Units were owned in 2015. (See accompanying information for computation instructions.)

STATE DEPLETION FACTORS	January	February	March	April	May	June	July	August	September	October	November	December
Florida	0.000168	0.000170	0.000173	0.000174	0.000156	0.000018	0.000005	0.000346	0.000191	0.000216	0.000190	0.000187
Louisiana	0.000409	0.000081	0.000227	0.000182	0.000139	0.000160	0.000175	0.000152	0.000207	0.000138	0.000145	0.000228
Mississippi	0.000216	0.000249	0.000317	0.000301	0.005034	0.000212	0.000362	0.000313	0.000330	0.000314	0.000320	0.000355
New Mexico	0.000311	0.000527	0.000437	0.000419	0.001584	0.000594	0.000533	0.000574	0.000613	0.000657	0.000647	0.000325
Oklahoma	0.001660	0.001648	0.001087	0.001929	0.001447	0.001360	0.001167	0.001762	0.001454	0.001087	0.001492	0.001155
Texas	0.010370	0.007357	0.009863	0.008785	0.006221	0.008911	0.006287	0.009688	0.014661	0.006719	0.013507	0.004307
TOTAL	0.013134	0.010032	0.012104	0.011790	0.014581	0.011255	0.008529	0.012835	0.017456	0.009131	0.016301	0.006557

(SRT 2015 TAX)

SABINE ROYALTY TRUST

Depletion Schedule D-III

The cumulative federal cost depletion factors reflected in Depletion Schedule D-III should be used to compute 2015 federal cost depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in the year stated. For depletion factors relating to the individual states, please use Depletion Schedule D-II on page 14. (See accompanying information for computation instructions.)

For a Unit acquired of record during the year of:	LAST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015
	2015
	January	February	March	April	May	June	July	August	September	October	November	December
Original Distribution	.013663	.024077	.036808	.049155	.067892	.079690	.088695	.101935	.120374	.129715	.146905	.153652

1983	.012904	.022416	.034470	.045762	.055691	.066811	.074875	.087143	.104899	.113428	.129895	.135662

1984	.008142	.014114	.021721	.028823	.034952	.041948	.047011	.054729	.065938	.071293	.081679	.085295

1985	.010936	.018976	.029225	.038773	.047364	.056795	.063629	.074024	.089130	.096365	.110366	.115236

Before March 17, 1986	.008645	.014992	.023101	.030636	.037226	.044684	.050075	.058286	.070246	.075961	.087043	.090874

After March 17, 1986	.006622	.011492	.017708	.023486	.028615	.034334	.038476	.044773	.053940	.058330	.066826	.069769

1987	.009154	.015886	.024467	.032454	.039374	.047267	.052973	.061683	.074340	.080403	.092134	.096200

1988	.009882	.017180	.026409	.035064	.042469	.050982	.057147	.066566	.080163	.086705	.099320	.103740

1989	.009439	.016464	.025239	.033568	.041012	.049125	.055033	.064069	.076965	.083232	.095214	.099506

1990	.008909	.015557	.023843	.031710	.038652	.046319	.051901	.060457	.072633	.078579	.089894	.093958

1991	.008166	.014363	.021964	.029243	.035975	.043070	.048277	.056211	.067357	.072928	.083316	.087123

1992	.009530	.016857	.025642	.034236	.042120	.050427	.056558	.065838	.078705	.085206	.097232	.101743

1993	.009715	.017211	.026187	.034957	.043179	.051621	.057861	.067403	.080516	.087217	.099481	.104135

1994	.008586	.015206	.023103	.030864	.038124	.045489	.050938	.059406	.070909	.076813	.087570	.091731

1995	.009207	.016377	.024845	.033227	.041444	.049256	.055055	.064296	.076570	.082993	.094492	.099076

1996	.008762	.015688	.023636	.031720	.039364	.046813	.052381	.061201	.072698	.078809	.089615	.094054

1997	.012326	.021931	.033216	.044454	.055186	.065645	.073414	.085750	.102100	.110665	.125992	.132131

1998	.013231	.023549	.035674	.047765	.060711	.071970	.080399	.093605	.111149	.120343	.136786	.143421

1999	.013516	.023962	.036389	.048657	.063546	.075098	.088120	.101462	.119402	.128795	.145579	.152371

2000	.013157	.023448	.035648	.047695	.065224	.076543	.085234	.098364	.115896	.125234	.141664	.148465

2001	.012534	.022651	.034025	.045794	.065424	.076224	.084818	.097490	.113559	.122709	.137879	.144871

2002	.012897	.023180	.035048	.046975	.063625	.074662	.083187	.096335	.113260	.122669	.138599	.145522

2003	.012929	.023220	.035108	.047084	.063990	.075116	.083701	.096762	.113782	.123087	.139095	.145941

2004	.012995	.023174	.035208	.047083	.063415	.074564	.083097	.096132	.113403	.122697	.138892	.145633

2005	.013044	.023352	.035364	.047383	.063810	.074957	.083511	.096687	.113892	.123240	.139403	.146261

2006	.012935	.023081	.035006	.046837	.062566	.073687	.082197	.095140	.112255	.121488	.137545	.144252

2007	.012700	.022587	.034364	.045921	.059983	.070904	.079166	.091863	.108838	.117888	.133788	.140239

2008	.012459	.022081	.033640	.044892	.059008	.069708	.077805	.090163	.106833	.115631	.131221	.137502

2009	.012485	.022095	.033579	.044875	.060017	.070718	.078895	.091141	.107658	.116369	.131814	.138150

2010	.012973	.022767	.034693	.046257	.061229	.072285	.080701	.093242	.110394	.119333	.135321	.141797

2011	.012791	.022463	.034284	.045674	.060757	.071743	.080109	.092481	.109503	.118379	.134246	.140614

2012	.013055	.022910	.035040	.046638	.061136	.072349	.080823	.093473	.110949	.119996	.136279	.142704

2013	.013149	.023009	.035129	.046770	.061757	.072948	.081453	.094132	.111561	.120633	.136860	.143395

2014	.013029	.022869	.034880	.046470	.060899	.071987	.080390	.093051	.110335	.119363	.135475	.141967

(SRT 2015 TAX)

SABINE ROYALTY TRUST

Depletion Schedule D-IV

The noncumulative and cumulative depletion factors reflected in Depletion Schedule D-IV should be used to compute 2015 Federal percentage depletion amounts attributable to Units purchased for which the Unit holder initially became entitled to distributions in any year. (See accompanying information for computation instructions.)

FIRST MONTH IN WHICH UNITS WERE OWNED ON THE MONTHLY RECORD DATE IN 2015	January	February	March	April	May	June	July	August	September	October	November	December
JANUARY	0.059545	0.109104	0.182887	0.230394	0.274384	0.315132	0.348612	0.403085	0.465005	0.498956	0.552849	0.574866
FEBRUARY		0.049559	0.123342	0.170849	0.214839	0.255587	0.289067	0.343540	0.405460	0.439411	0.493304	0.515321
MARCH			0.073783	0.121290	0.165280	0.206028	0.239508	0.293981	0.355901	0.389852	0.443745	0.465762
APRIL				0.047507	0.091497	0.132245	0.165725	0.220198	0.282118	0.316069	0.369962	0.391979
MAY					0.043990	0.084738	0.118218	0.172691	0.234611	0.268562	0.322455	0.344472
JUNE						0.040748	0.074228	0.128701	0.190621	0.224572	0.278465	0.300482
JULY							0.033480	0.087953	0.149873	0.183824	0.237717	0.259734
AUGUST								0.054473	0.116393	0.150344	0.204237	0.226254
SEPTEMBER									0.061920	0.095871	0.149764	0.171781
OCTOBER										0.033951	0.087844	0.109861
NOVEMBER											0.053893	0.075910
DECEMBER												0.022017

(SRT 2015 TAX)

SCHEDULE E (Form 1040) Department of the Treasury Internal Revenue Service (99) Name(s) shown on return
Supplemental Income and Loss
(From rental real estate, royalties, partnerships, S corporations, estates, trusts, REMICs, etc.) Attach to Form 1040,1040NR, or Form 1041.
Information about Schedule E and its separate instructions is at www.irs.gov/schedulee.
OMB No. 1545-0074 2015 Attachment Sequence No. 13 Your social security number
Income or Loss From Rental Real Estate and Royalties Note: If you are in the business of renting personal property, use Schedule C or C-EZ (see instructions). If you are an individual, report farm rental income or loss from Form 4835 on page 2, line 40.
Part I
A Did you make any payments in 2015 that would require you to file Form(s) 1099? (see instructions) Yes No
B If “Yes,” did you or will you file required Forms 1099? Yes No
1a Physical address of each property (street, city, state, ZIP code)
A B C
1bType of Property (from list below)2 For each rental real estate property listed above, report the number of fair rental and personal use days. Check the QJV box only if you meet the requirements to file as a qualified joint venture. See instructions.Fair Rental Days Personal Use Days QJV
A B C
Type of Property:
1 Single Family Residence 3 Vacation/Short-Term Rental 5 Land 7 Self-Rental
2 Multi-Family Residence 4 Commercial 6 Royalties 8 Other (describe)
Income: Properties: A B C
3 Rents received 3
Gross Royalty Income 4 Royalties received 4
Expenses:
5 Advertising 5
6 Auto and travel (see instructions) 6
7 Cleaning and maintenance 7
8 Commissions 8
9 Insurance 9
10 Legal and other professional fees 10
11 Management fees 11
12 Mortgage interest paid to banks, etc. (see instructions) 12
13 Other interest 13
14 Repairs 14
15 Supplies 15
Severance Tax 16 Taxes 16
17 Utilities 17
Depletion 18 Depreciation expense or depletion 18
Administrative Expenses 19 Other (list) 19
20 Total expenses. Add lines 5 through 19 20
21 Subtract line 20 from line 3 (rents) and/or 4 (royalties). If result is a (loss), see instructions to find out if you must file Form 6198 21
22 Deductible rental real estate loss after limitation, if any, on Form 8582 (see instructions) 22 () () ()
23a Total of all amounts reported on line 3 for all rental properties 23a
b Total of all amounts reported on line 4 for all royalty properties 23b
c Total of all amounts reported on line 12 for all properties 23c
d Total of all amounts reported on line 18 for all properties 23d
e Total of all amounts reported on line 20 for all properties 23e
24 Income. Add positive amounts shown on line 21. Do not include any losses 24
25 Losses. Add royalty losses from line 21 and rental real estate losses from line 22. Enter total losses here 25 ()
26 Total rental real estate and royalty income or (loss). Combine lines 24 and 25. Enter the result here. If Parts II, III, IV, and line 40 on page 2 do not apply to you, also enter this amount on Form 1040, line 17, or Form 1040NR, line 18. Otherwise, include this amount in the total on line 41 on page 2 26
For Paperwork Reduction Act Notice, see the separate instructions. Cat. No. 11344L Schedule E (Form 1040) 2015

SCHEDULE B
(Form 1040A or 1040)
Department of the Treasury Internal Revenue Service (99) Interest and Ordinary Dividends Attach to Form 1040A or 1040. Information about Schedule B and its instructions is at www.irs.gov/scheduleb. OMB No. 1545-0074
2015 Attachment Sequence No. 08
Name(s) shown on return Your social security number
Part I 1 List name of payer. If any interest is from a seller-financed mortgage and the buyer used the property as a personal residence, see instructions on back and list this interest first. Also, show that buyer’s social security number and address Amount
Interest
Interest Income> (See instructions on back and the instructions for Form 1040A, or Form 1040, line 8a.) 1
Note: If you received a Form 1099-INT, Form 1099-OID, or substitute statement from a brokerage firm, list the firm’s name as the payer and enter the total interest shown on that form.
2 Add the amounts on line 1 2
3 Excludable interest on series EE and I U.S. savings bonds issued after 1989. Attach Form 8815 3
4 Subtract line 3 from line 2. Enter the result here and on Form 1040A, or Form 1040, line 8a 4
Note: If line 4 is over $1,500, you must complete Part III. Amount
Part II 5 List name of payer
Ordinary
Dividends
(See instructions on back and the instructions for Form 1040A, or Form 1040, line 9a.) 5
Note: If you received a Form 1099-DIV or substitute statement from a brokerage firm, list the firm’s name as the payer and enter the ordinary dividends shown on that form. 6 Add the amounts on line 5. Enter the total here and on Form 1040A, or Form 1040, line 9a 6
Note: If line 6 is over $1,500, you must complete Part III.
You must complete this part if you (a) had over $1,500 of taxable interest or ordinary dividends; (b) had a foreign account; or (c) received a distribution from, or were a grantor of, or a transferor to, a foreign trust. Yes No
Part III Foreign 7a At any time during 2015, did you have a financial interest in or signature authority over a financial account (such as a bank account, securities account, or brokerage account) located in a foreign country? See instructions
Accounts and Trusts
(See If “Yes,” are you required to file FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR), to report that financial interest or signature authority? See FinCEN Form 114 and its instructions for filing requirements and exceptions to those requirements instructions on back.) b If you are required to file FinCEN Form 114, enter the name of the foreign country where the financial account is located
8 During 2015, did you receive a distribution from, or were you the grantor of, or transferor to, a foreign trust? If “Yes,” you may have to file Form 3520. See instructions on back
For Paperwork Reduction Act Notice, see your tax return instructions. Cat. No. 17146N Schedule B (Form 1040A or 1040) 2015

Form 4797 Department of the Treasury Internal Revenue Service Sales of Business Property
(Also Involuntary Conversions and Recapture Amounts Under Sections 179 and 280F(b)(2))
Attach to your tax return.
Information about Form 4797 and its separate instructions is at www.irs.gov/form4797.
OMB No. 1545-0184
2015
Attachment Sequence No. 27
Name(s) shown on return
Identifying number
1 Enter the gross proceeds from sales or exchanges reported to you for 2015 on Form(s) 1099-B or 1099-S (or substitute statement) that you are including on line 2, 10, or 20 (see instructions)
1
Part I Sales or Exchanges of Property Used in a Trade or Business and Involuntary Conversions From Other Than Casualty or Theft - Most Property Held More Than 1 Year (see instructions)
2 (a) Description of property (b) Date acquired (mo., day, yr.) (c) Date sold (mo., day, yr.) (d) Gross sales price (e) Depreciation allowed or allowable since acquisition (f) Cost or other basis, plus improvements and expense of sale (g) Gain or (loss) Subtract (f) from the sum of (d) and (e)
3 Gain, if any, from Form 4684, line 39 3
4 Section 1231 gain from installment sales from Form 6252, line 26 or 37 4
5 Section 1231 gain or (loss) from like-kind exchanges from Form 8824 5
6 Gain, if any, from line 32, from other than casualty or theft 6
7 Combine lines 2 through 6. Enter the gain or (loss) here and on the appropriate line as follows: 7
Partnerships (except electing large partnerships) and S corporations. Report the gain or (loss) following the instructions for Form 1065, Schedule K, line 10, or Form 1120S, Schedule K, line 9. Skip lines 8, 9, 11, and 12 below.
Individuals, partners, S corporation shareholders, and all others. If line 7 is zero or a loss, enter the amount from line 7 on line 11 below and skip lines 8 and 9. If line 7 is a gain and you did not have any prior year section 1231 losses, or they were recaptured in an earlier year, enter the gain from line 7 as a long-term capital gain on the Schedule D filed with your return and skip lines 8, 9, 11, and 12 below.
8 Nonrecaptured net section 1231 losses from prior years (see instructions) 8
9 Subtract line 8 from line 7. If zero or less, enter -0-. If line 9 is zero, enter the gain from line 7 on line 12 below. If line 9 is more than zero, enter the amount from line 8 on line 12 below and enter the gain from line 9 as a long-term capital gain on the Schedule D filed with your return (see instructions) 9
Part II Ordinary Gains and Losses (see instructions)
10 Ordinary gains and losses not included on lines 11 through 16 (include property held 1 year or less):
11 Loss, if any, from line 7 11 ()
12 Gain, if any, from line 7 or amount from line 8, if applicable 12
13 Gain, if any, from line 31 13
14 Net gain or (loss) from Form 4684, lines 31 and 38a 14
15 Ordinary gain from installment sales from Form 6252, line 25 or 36 15
16 Ordinary gain or (loss) from like-kind exchanges from Form 8824 16
17 Combine lines 10 through 16 17
18 For all except individual returns, enter the amount from line 17 on the appropriate line of your return and skip lines a and b below. For individual returns, complete lines a and b below:
a If the loss on line 11 includes a loss from Form 4684, line 35, column (b)(ii), enter that part of the loss here. Enter the part of the loss from income-producing property on Schedule A (Form 1040), line 28, and the part of the loss from property used as an employee on Schedule A (Form 1040), line 23. Identify as from “Form 4797, line 18a.” See instructions 18a
b Redetermine the gain or (loss) on line 17 excluding the loss, if any, on line 18a. Enter here and on Form 1040, line 14 18b
For Paperwork Reduction Act Notice, see separate instructions. Cat. No. 13086I Form 4797 (2015)

Form 4797 (2015)
Part III Gain From Disposition of Property Under Sections 1245,1250,1252,1254, and 1255 (see instructions)
19 (a) Description of section 1245, 1250, 1252, 1254, or 1255 property: (b) Date acquired (mo., day, yr.) (c) Date sold (mo., day, yr.)
A B C D
Gain or Loss on Units Sold
These columns relate to the properties on lines 19A through 19D. Property A Property B Property C Property D
20 Gross sales price (Note: See line 1 before completing.) 20
21 Cost or other basis plus expense of sale 21
22 Depreciation (or depletion) allowed or allowable 22
23 Adjusted basis. Subtract line 22 from line 21 23
24 Total gain. Subtract line 23 from line 20 24
25 If section 1245 property:
a Depreciation allowed or allowable from line 22 25a
b Enter the smaller of line 24 or 25a 25b
26 If section 1250 property: If straight line depreciation was used, enter -0- on line 26g, except for a corporation subject to section 291.
a Additional depreciation after 1975 (see instructions) 26a
b Applicable percentage multiplied by the smaller of line 24 or line 26a (see instructions) 26b
c Subtract line 26a from line 24. If residential rental property or line 24 is not more than line 26a, skip lines 26d and 26e 26c
d Additional depreciation after 1969 and before 1976 26d
e Enter the smaller of line 26c or 26d 26e
f Section 291 amount (corporations only) 26f
g Add lines 26b, 26e, and 26f 26g
27 If section 1252 property: Skip this section if you did not dispose of farmland or if this form is being completed for a partnership (other than an electing large partnership).
a Soil, water, and land clearing expenses 27a
b Line 27a multiplied by applicable percentage (see instructions) 27b
c Enter the smaller of line 24 or 27b 27c
28 If section 1254 property:
a Intangible drilling and development costs, expenditures for development of mines and other natural deposits, mining exploration costs, and depletion (see instructions) 28a
b Enter the smaller of line 24 or 28a 28b
29 If section 1255 property:
a Applicable percentage of payments excluded from income under section 126 (see instructions) 29a
b Enter the smaller of line 24 or 29a (see instructions) 29b
Summary of Part III Gains. Complete property columns A through D through line 29b before going to line 30.
30 Total gains for all properties. Add property columns A through D, line 24 30
31 Add property columns A through D, lines 25b, 26g, 27c, 28b, and 29b. Enter here and on line 13 31
32 Subtract line 31 from line 30. Enter the portion from casualty or theft on Form 4684, line 33. Enter the portion from other than casualty or theft on Form 4797, line 6 32
Part IV Recapture Amounts Under Sections 179 and 280F(b)(2) When Business Use Drops to 50% or Less (see instructions)
(a) Section 179 (b) Section 280F(b)(2)
33 Section 179 expense deduction or depreciation allowable in prior years 33
34 Recomputed depreciation (see instructions) 34
35 Recapture amount. Subtract line 34 from line 33. See the instructions for where to report 35
Form 4797 (2015)

SABINE ROYALTY TRUST

TAX COMPUTATION WORKSHEET

2015

(RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

Part I

INCOME AND EXPENSE

	A		B		C
Item	Number of Units Owned (Note 1)		Income/Expense Per Unit from Appropriate Schedule(s) (Note 2)		Totals	Where to Reflect on 2015 Form 1040 (Note 3)
Gross Royalty Income		x		=		Line 4, Part I, Schedule E

Severance Tax		x		=		Line 16, Part I, Schedule E

Interest Income		x		=		Line 1, Part I, Schedule B

Administrative Expense		x		=		Line 19, Part I, Schedule E

Part II

COST DEPLETION (Note 4)

Original Basis		Cost Depletion Allowable in Prior Calendar Years (Note 5)		Adjusted Basis for Cost Depletion Purposes		Appropriate 2015 Cost Depletion Factor (Note 4)		2015 Cost Depletion
	–		=		x		=

*	Reflect cost depletion on 2015 Form 1040, line 18, Part 1, Schedule E (Note 3).

Part III

COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

Net Sales Price		Adjusted Basis (Note 6)		Gain (Loss)	Where to Reflect on 2015 Form 1040 (Note 3)
	–		=		Form 4797 Part III, Lines 19-24 and Schedule D

Notes

(1)	In order to correctly calculate total income and expense to be reported on your 2015 federal and, if applicable, state tax returns, it is recommended that you reproduce and complete a separate Tax Computation Worksheet for each block of Units acquired and disposed of at different times, as different factors apply depending on when Units were acquired or disposed of. If more than one Tax Computation Worksheet is required, the separate amounts from each Tax Computation Worksheet should be added together and those aggregate numbers reported on your 2015 income tax returns.
(2)	If you did not become a Unit holder of record of any Unit(s) or did not cease to be a Unit holder of record of any Unit(s) during the period from January 15, 2015 through December 15, 2015, then the amounts reflected on the cumulative schedule for 2015 (located on page 5) should be used to complete Part I. See Comprehensive Example 1 on page 22. If any Units were held of record for only part of the period defined above, then the appropriate federal income and expense factors for Part I can be determined by using Tables I-IV (on pages 6 and 7) by locating the factor at the intersection of the first and last month in which the Units were owned by the Unit holder on the Monthly Record Date in 2015. See Comprehensive Examples 2 and 3 on pages 23 and 24 for further explanation. The appropriate state income and expense factors can be determined by using the state tables in the same manner, which are located on pages 8 through 13.
(3)	The Trustee believes that individual Unit holders owning the Units as an investment should report the amounts determined in this manner. See Sample Tax Forms on pages 17-20. The U.S. Corporation Income Tax Return (Form 1120) does not require that royalty income and related expenses be separately identified on any specific schedules. See ‘‘Sale or Exchange of Units’’ on pages A-4 to A-5 for a discussion of the tax consequences resulting from the sale of a Unit.
(4)	The appropriate depletion schedule(s) to be utilized depends on when the Units were acquired. See ‘‘Computing Depletion’’ on pages 2 to 3 to determine the proper schedule(s) to be used. This worksheet assumes a Unit holder will take the cost depletion deduction. Some Unit holders may be entitled to a percentage depletion deduction in lieu of a cost depletion deduction, in which case Depletion Schedule D-IV (on page 16) should be used to compute such Unit holder’s depletion deduction for purposes of Part II of this worksheet. See pages 2-3 and A-2 - A-3 of this booklet for additional information regarding depletion deductions.
(5)	Cost depletion allowable in prior calendar years cannot be computed from the schedules contained in this booklet. Depletion schedules contained in Sabine Royalty Trust Tax Information Booklet(s) from prior years should be used to determine the appropriate cost depletion amount(s) allowable in prior calendar years.
(6)	The adjusted basis is equal to the cost or other basis of the Unit(s) less the cost depletion allowable from the date of acquisition through the date of sale (whether or not deducted).

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COMPREHENSIVE EXAMPLE 1

The following example illustrates the computations necessary for an individual to determine income and expense attributable to Units acquired in March of 1984 and held throughout 2015.

COMPUTATION OF INCOME AND EXPENSE FOR UNITS OWNED ON ALL MONTHLY RECORD DATES IN 2015

SABINE ROYALTY TRUST

TAX COMPUTATION WORKSHEET

2015

(RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

Part I

INCOME AND EXPENSE

	A		B		C
Item	Number of Units Owned (Note 1)		Income/Expense Per Unit from Appropriate Schedule(s) (Note 2)		Totals	Where to Reflect on 2015 Form 1040 (Note 3)
Gross Royalty Income	100	x	$3.832441	=	$383.24	Line 4, Part I, Schedule E

Severance Tax	100	x	$.513743	=	$51.37	Line 16, Part I, Schedule E

Interest Income	100	x	$.000134	=	$.01	Line 1, Part I, Schedule B

Administrative Expense	100	x	$.213553	=	$21.36	Line 19, Part I, Schedule E

Part II

COST DEPLETION (Note 4)

Assumed Original Basis*		Cost Depletion Allowable in Prior Calendar Years (Notes 4 and 5)		Adjusted Basis for Cost Depletion Purposes		Appropriate 2015 Cost Depletion Factor per Depletion Schedule D-III		2015 Cost Depletion**
$2,100.00	–	$2,047.47	=	$52.53	x	.085295	=	$4.48

*	This number is used for example purposes only. Each Unit holder’s basis is unique to that specific Unit holder.
**	Reflect cost depletion on 2015 Form 1040, line 18, Part 1, Schedule E (Note 3).

See Page 21 for Applicable Notes.

(SRT 2015 TAX)

COMPREHENSIVE EXAMPLE 2

The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on Units acquired in 1984 and disposed of during 2015. The factors in this example are located at the intersection of January and March on the appropriate tables (i.e., the first and last month of 2015 in which Units were owned on Monthly Record Dates).

Acquisition Date	Units Acquired	Original Basis	Sales Date	Units Sold	Sales Price
03-21-84	100	$2,100.00	04-2-15	100	$4,950

COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2015

SABINE ROYALTY TRUST

TAX COMPUTATION WORKSHEET

2015

(RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

Part I

INCOME AND EXPENSE

	A		B		C
Item	Number of Units Owned (Note 1)		Income/Expense Per Unit from Appropriate Schedule(s) (Note 2)		Totals	Where to Reflect on 2015 Form 1040 (Note 3)
Gross Royalty Income	100	x	$1.219243	=	$121.92	Line 4, Part I, Schedule E

Severance Tax	100	x	$.176939	=	$17.69	Line 16, Part I, Schedule E

Interest Income	100	x	$.000034	=	$0.00	Line 1, Part I, Schedule B

Administrative Expense	100	x	$.038286	=	$3.83	Line 19, Part I, Schedule E

Part II

COST DEPLETION (Notes 4 and 5)

Assumed Original Basis*		Cost Depletion Allowable in Prior Calendar Years (Note 5)		Adjusted Basis for Cost Depletion Purposes		Appropriate 2015 Cost Depletion Factor per Depletion Schedule D-III		2015 Cost Depletion**
$2,100.00	–	$2,047.47	=	$52.53	x	.021721	=	$1.14

*	This number is used for example purposes only. Each Unit holder’s basis is unique to that specific Unit holder.
**	Reflect cost depletion on 2015 Form 1040, line 18, Part 1, Schedule E (Note 3).

Part III

COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

Net Sales Price		Adjusted Basis (Note 6)		Gain (Loss)	Where to Reflect on 2015 Form 1040 (Note 3)
$4,950	–	$51.39	=	$4,898.61	Form 4797, Part III, Lines 19-24 and Schedule D

See Page 21 for Applicable Notes.

(SRT 2015 TAX)

COMPREHENSIVE EXAMPLE 3

The following example illustrates the computations necessary for an individual to determine income and expenses and gain or loss on Units acquired and disposed of during 2015. The factors in this example are located at the intersection of April and September on the appropriate tables (i.e., the first and last month of 2015 in which Units were owned on monthly Record Dates).

Acquisition Date	Units Acquired	Original Basis	Sales Date	Units Sold	Sales Price
03-27-15	100	$2,100.00	10-01-15	100	$3,000.00

COMPUTATION OF INCOME AND EXPENSE FOR UNITS SOLD IN 2015

SABINE ROYALTY TRUST

TAX COMPUTATION WORKSHEET

2015

(RETAIN THIS WORKPAPER AS PART OF YOUR PERMANENT TAX RECORDS)

Part I

INCOME AND EXPENSE

	A		B		C
Item	Number of Units Owned (Note 1)		Income/Expense Per Unit from Appropriate Schedule(s) (Note 2)		Totals	Where to Reflect on 2015 Form 1040 (Note 3)
Gross Royalty Income	100	x	$1.880784	=	$188.08	Line 4, Part I, Schedule E
Severance Tax	100	x	$.165552	=	$16.56	Line 16, Part I, Schedule E
Interest Income	100	x	$.000062	=	$.01	Line 1, Part I, Schedule B
Administrative Expense	100	x	$.124101	=	$12.41	Line 19, Part I, Schedule E

Part II

COST DEPLETION (Notes 4 and 5)

Assumed Original Basis*		Cost Depletion Allowable in Prior Calendar Years (Note 5)		Adjusted Basis for Cost Depletion Purposes		Appropriate 2015 Cost Depletion Factor per Depletion Schedule D-I		2015 Cost Depletion**
$2,100.00	–	$0.00	=	$2,100.00	x	.076446	=	$160.54

*	This number is used for example purposes only. Each Unit holder’s basis is unique to that specific Unit holder.
**	Reflect cost depletion on 2015 Form 1040, line 18, Part 1, Schedule E (Notes 4 and 5).

Part III

COMPUTATION OF GAIN OR (LOSS) FOR UNITS SOLD

Net Sales Price		Adjusted Basis (Note 6)		Gain (Loss)	Where to Reflect on 2015 Form 1040 (Note 3)
$3,000.00	–	$1,939.46	=	$1,060.54	Form 4797, Part II, Line 10 and Schedule D

See Page 21 for Applicable Notes.

(SRT 2015 TAX)

SABINE ROYALTY TRUST HISTORICAL TAX WORKSHEET

	GROSS INCOME	WINDFALL PROFIT TAX	SEVERANCE TAX	NET ROYALTY PMTS	INTEREST INCOME	ADMIN. EXPENSE	MISC. INCOME/ EXPENSE	NET CASH DISTRIB
1983	2.721361	0.316613	0.155445	2.249303	0.019377	0.086800	0.000000	2.181880
1984	3.496106	0.323679	0.196022	2.976405	0.031846	0.155652	0.000000	2.852599
1985	2.853378	0.190767	0.171256	2.491355	0.021277	0.169099	-0.005487	2.338046
1986	1.807003	0.041149	0.114513	1.651341	0.012242	0.184580	0.005487	1.484490
1987	1.648950	0.000209	0.095558	1.553183	0.010601	0.127094	0.000000	1.436690
1988	1.556021	0.000077	0.101561	1.454383	0.010753	0.098526	0.000000	1.366610
1989	1.594196	0.000028	0.131330	1.462838	0.013627	0.096295	0.000000	1.380170
1990	1.748059	0.000000	0.155821	1.592238	0.014058	0.075026	0.000000	1.531270
1991	1.810596	0.000000	0.188955	1.621641	0.010622	0.084643	0.000000	1.547620
1992	1.556025	0.000000	0.132087	1.423938	0.005520	0.135228	0.000000	1.294230
1993	1.751674	0.000000	0.126197	1.625477	0.005316	0.169163	0.000000	1.461630
1994	1.422338	0.000000	0.094300	1.328038	0.005172	0.135390	0.000000	1.197820
1995	1.257833	0.000000	0.086219	1.171614	0.007424	0.151878	0.000000	1.027160
1996	1.650891	0.000000	0.102044	1.548847	0.009748	0.187465	0.000000	1.371130
1997	1.955335	0.000000	0.144324	1.811011	0.010812	0.177263	0.000000	1.644560
1998	1.937789	0.000000	0.123769	1.814020	0.011159	0.171521	0.000000	1.653658
1999	1.663391	0.000000	0.115700	1.547691	0.008112	0.148838	0.000000	1.406965
2000	2.586743	0.000000	0.157354	2.429389	0.016044	0.170794	0.000000	2.274639
2001	3.240755	0.000000	0.210965	3.029790	0.014627	0.183788	0.000000	2.860629
2002	2.175093	0.000000	0.125845	2.049248	0.003150	0.173568	0.000000	1.878830
2003	2.930078	0.000000	0.214244	2.715834	0.003272	0.196541	0.000000	2.522565
2004	3.277066	0.000000	0.271605	3.005461	0.003421	0.222941	0.000000	2.785941
2005	3.874801	0.000000	0.304563	3.570238	0.011804	0.150250	0.000000	3.431792
2006	4.733425	0.000000	0.376823	4.356602	0.024294	0.144170	0.000000	4.236726
2007	4.334040	0.000000	0.361711	3.972329	0.023849	0.145689	0.000000	3.850489
2008	6.587048	0.000000	0.421450	6.165598	0.020735	0.150146	0.000000	6.036187
2009	3.162408	0.000000	0.218949	2.943459	0.001744	0.153550	0.000000	2.791653
2010	4.153492	0.000000	0.308146	3.845346	0.000306	0.141111	0.000000	3.704541
2011	4.436046	0.000000	0.325610	4.110436	0.000442	0.144662	0.000000	3.966216
2012	4.202320	0.000000	0.345350	3.856970	0.000538	0.156560	0.000000	3.700948
2013	4.375012	0.000000	0.313302	4.061710	0.000727	0.145937	0.000000	3.916500
2014	4.714152	0.000000	0.453105	4.261047	0.000306	0.163512	0.000000	4.097841
2015	3.832441	0.000000	0.513743	3.318698	0.000134	0.213553	0.000000	3.105279

(SRT 2015 TAX)

SABINE ROYALTY TRUST

DISCUSSION OF TAX CONSIDERATIONS PERTAINING TO THE

OWNERSHIP OF UNITS IN SABINE ROYALTY TRUST

The tax law requires individuals, estates, trusts, closely held C corporations and personal service corporations to categorize income and expense into one of three classes, “active,” “portfolio” or “passive,” based upon the nature of the activity and the involvement of the taxpayer in such activity. Because the Trust is a grantor trust, the Unit holders are deemed to hold the investment in the royalty interests directly and the proper classification of the Trust income and expense will be dependent upon the relevant facts and circumstances of each Unit holder. Generally, income or loss resulting from an interest in the Trust is properly classified as portfolio income and as such can be reported as directed on the tax computation worksheet (page 21). However, under certain limited circumstances a different tax classification may be appropriate. Accordingly, Unit holders should consult their own tax advisor regarding all tax compliance matters related to the Units.

Tax Background and WHFIT Information

The Trust was established by the Sabine Corporation Royalty Trust Agreement (the “Trust Agreement”), made and entered into effective as of December 31, 1982, to receive a distribution from Sabine Corporation (“Sabine”) of royalty and mineral interests, including landowner’s royalties, overriding royalty interests, minerals (other than executive rights, bonuses and delay rentals), production payments and any other similar, nonparticipatory interests, in certain producing and proved undeveloped oil and gas properties located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas.

Sabine received a private letter ruling from the Internal Revenue Service, dated May 2, 1983 (the “Ruling”), concerning certain tax considerations relevant to the creation and continued existence of the Trust. Pursuant to the Ruling, the Trust is classified for federal income tax purposes as a “grantor trust” and not as an association taxable as a corporation. A grantor trust is not subject to federal income tax. Instead, its beneficiaries (the Unit holders in the case of the Trust) are generally considered to own the trust’s income and principal as though no trust were in existence. A grantor trust simply files an information return reflecting all items of income and/or deductions that will be included in the returns of the beneficiaries. Accordingly, each Unit holder of the Trust is taxable on his pro rata share of the Trust’s income and/or deductions.

The income received or accrued and the deductions paid or incurred by the Trust are deemed to be received or accrued and paid or incurred, respectively, by each Unit holder at the same time as the Trust, which is on each Monthly Record Date. On the basis of both the Trust Agreement and the escrow agreement (discussed below), both cash and accrual basis Unit holders should be considered as realizing income and incurring expenses only on the Monthly Record Dates.

Some Trust Units are held by middlemen, as such term is broadly defined in U.S. Treasury Regulations (and includes custodians, nominees, certain joint owners, and brokers holding an interest for a customer in street name, referred to herein collectively as “middlemen”). Therefore, the Trustee considers the Trust to be a non-mortgage widely held fixed investment trust (“WHFIT”) for U.S. federal income tax purposes. Southwest Bank, EIN: 75-1105980, Post Office Box 962020, Fort Worth, Texas, 76162-2020, telephone number 1-855-588-7839, email address trustee@sbr-sabine.com, is the representative of the Trust that will provide tax information in accordance with applicable U.S. Treasury Regulations governing the information reporting requirements of the Trust as a WHFIT. Tax information is also posted by the Trustee at www.sbr-sabine.com. Notwithstanding the foregoing, the middlemen holding Trust Units on behalf of Unit holders, and not the Trustee of the Trust, are solely responsible for complying with the information reporting requirements under the U. S. Treasury Regulations with respect

(SRT 2015 TAX)

to such Trust Units, including the issuance of IRS Forms 1099 and certain written tax statements. Unit holders whose Trust Units are held by middlemen should consult with such middlemen regarding the information that will be reported to them by the middlemen with respect to the Trust Units.

Effect of Escrow Arrangement

The assets of the Trust include royalty and mineral interests in certain producing and proved undeveloped oil and gas properties (the “Properties”), which constitute economic interests in gross production of oil, gas and other minerals free of the costs of production. The Properties are located in six states and were not carved out of any of Sabine’s working interests in effecting the distribution. In order to facilitate the administration of the Trust and to avoid the expense and inconvenience of daily reporting to Unit holders, the Properties are subject to an escrow agreement, for which the Trustee currently serves as escrow agent.

Pursuant to the terms of the escrow agreement and the conveyances of the Properties by Sabine, the proceeds of production from the Properties for each calendar month, and interest thereon, are collected by the escrow agent and are paid to and received by the Trust only on the next Monthly Record Date. The escrow agent has agreed to endeavor to assure that it incurs and pays expenses for each calendar month only on the Monthly Record Date. The Trust Agreement also provides that the Trustee is to endeavor to assure that income of the Trust will be accrued and received and that expenses of the Trust will be incurred and paid only on each Monthly Record Date. Assuming the escrow arrangement is respected for federal income tax purposes and the Trustee, as escrow agent, is able to control the timing of income and expenses, as stated above, both cash and accrual basis Unit holders will be treated as realizing income and incurring expenses only on each Monthly Record Date. The Trustee is treating the escrow arrangement as effective for tax purposes and the accompanying tax information has been presented accordingly.

If the escrow arrangement is not respected for federal income tax purposes, a mismatching of income and deductions could occur between a transferor and a transferee upon the sale or exchange of Units. In addition, the Trustee would be required to report the proceeds from production, interest income thereon, and any deductions to the Unit holders on a daily basis, resulting in a substantial increase in the administrative expenses of the Trust.

Depletion

Cost Depletion

Pursuant to the Ruling, each Unit holder is entitled to deduct cost depletion with respect to his pro rata interest in the Properties. A Unit holder’s cost depletion deduction is computed by reference to the Unit holder’s adjusted basis in each of his Units.

The deduction for cost depletion must be computed by a Unit holder with respect to each separate property in the Trust. A Unit holder’s tax basis in each separate property generally must be determined at the time each Unit is acquired by allocating such Unit holder’s cost in each Unit among all properties in the Trust based on their relative fair market values. However, a corporate Unit holder that acquired Units in the distribution from Sabine must determine its tax basis in each separate property in the Trust at the time of the distribution by reference to Sabine’s tax basis in each separate property included in the distribution. The cost depletion deduction attributable to each separate property is calculated for a taxable year by multiplying the tax basis of the property times the appropriate factor reported herein. The factors are derived by dividing total estimated equivalent units of production (barrels of oil and MCF’s of gas) expected to be recovered from the property as of the beginning of the taxable year by the number of equivalent units produced and sold from such property during the taxable year. The resulting deduction for cost depletion cannot exceed the adjusted tax basis in the property. The composite depletion factors presented herein were derived in a manner that encompasses this separate property concept.

(SRT 2015 TAX)

Percentage Depletion

The Revenue Reconciliation Act of 1990 repealed the rules denying percentage depletion to a transferee of a proven oil or gas property for transfers after October 11, 1990. Because substantially all of the properties were “proven properties” on the date of the original distribution, the percentage depletion deduction has limited applicability to Unit holders who became Unit holders prior to October 12, 1990.

A computation of percentage depletion has been made with respect to the post October 11, 1990 transfers. For some Unit holders, percentage depletion may exceed cost depletion. In such case, a Unit holder is entitled to a percentage depletion deduction in lieu of a cost depletion deduction. Percentage depletion will continue to be computed and compared to cost depletion on an annual basis for Unit holders that acquired their Units via applicable transfers occurring after October 11, 1990.

Adjustment to Basis

Each Unit holder should reduce his tax basis (but not below zero) in the Properties (and correspondingly, his Units) by the amount of cost depletion and percentage depletion allowable with respect to the Properties and by the amount of any return of capital.

Non-Passive Activity Income, Credits and Loss

The income and expenses of the Trust will not be taken into account in computing the passive activity losses and income under Section 469 of the Code for a Unit holder who acquires and holds Units as an investment and not in the ordinary course of a trade or business.

Revenue/Expense and Depletion Calculators

For your convenience, simple revenue/expense and cost depletion calculators are now available on the Sabine Royalty Trust website at: www.sbr-sabine.com, on both the “Home” page and the “Tax Information” page.

Nonresident Foreign Unit Holders

Nonresident alien individual and foreign corporation Unit holders (“Foreign Taxpayer(s)”), in general, are subject to tax on the gross income attributable to the Trust at a rate equal to 30 percent (or the lower rate under any applicable treaty) without any deductions. This 30 percent tax applies to U.S. source income that is not effectively connected with a U.S. trade or business. Different tax rates and rules apply to income effectively connected with a U.S. trade or business, and those rules are not discussed herein. The 30 percent tax is withheld by the Trust and remitted directly to the United States Treasury. Foreign Taxpayers who have had tax withheld in 2015 should have received a Form 1042-S from the Trust. The Form 1042-S will reflect the total federal income tax withheld from distributions. To avoid double inclusion, the amount reported on the Form 1042-S should not be included as additional income in computing taxable income, as such amount is already included in the per Unit income items on the income and expense schedules included herein. The federal income tax withheld, as reported on the Form 1042-S, should be considered as a credit by the Unit holder in computing any federal income tax liability.

A Foreign Taxpayer holding income producing real property may elect to treat the income from such real property as effectively connected with the conduct of a United States trade or business. As discussed above, different tax rates and rules apply to Foreign Taxpayers with income effectively connected with a U.S. trade or business and those rules are not discussed in detail herein. The income attributable to the Properties is considered income produced from real property. Therefore, this election should be available to Foreign Taxpayers with respect to the taxable income resulting from the ownership of Units. A Unit holder so electing is entitled to claim all deductions with respect to such

(SRT 2015 TAX)

income but must file a United States income tax return to claim such deductions. In the case of a Foreign Taxpayer that is a foreign corporation, a “branch profits tax” may be imposed at a 30 percent rate (or a lower rate under an applicable treaty). This election, once made, is generally irrevocable unless an application for revocation is approved by the Internal Revenue Service or an applicable treaty allows the election to be made periodically.

Pursuant to the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), a foreign taxpayer is subject to U.S. income tax with respect to the sale, transfer, or disposition of a United States real property interest. FIRPTA generally treats interests in trusts owning United States real property as United States real property interests. However, Foreign Taxpayers with a 5% or less interest in the Trust are not considered to hold U.S. real property interests with respect to the Units because the Units are publicly traded. If the FIRPTA provisions apply because a Foreign Taxpayer holds a greater than 5% interest in the Trust, income tax is required to be withheld from any proceeds distributed to Foreign Taxpayers at the rate of 10% of the amount realized by Foreign Taxpayers upon the sale, exchange or other disposition of a Unit. In addition, distributions, if any, that represent the Foreign Taxpayer’s allocable share of gain realized upon the sale, exchange or other disposition of United States real property interest by the Trust will generally be subject to withholding tax at a 35% rate. The federal income tax withheld under FIRPTA should be considered a credit by the Foreign Taxpayer in computing any federal income tax liabilities.

In order to avoid withholding under FIRPTA, Foreign Taxpayers will be required to furnish the applicable withholding agent with an exemption certificate certifying why such withholding is not required.

Pursuant to the Foreign Account Tax Compliance Act (commonly referred to as “FATCA”), distributions from the Trust to “foreign financial institutions” and certain other “non-financial foreign entities” may be subject to U.S. withholding taxes. Specifically, certain “withholdable payments” (including certain royalties, interest and other gains or income from U.S. sources) made to a foreign financial institution or non-financial foreign entity will generally be subject to the withholding tax unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

The Treasury Department recently issued guidance providing that the FATCA withholding rules described above generally will apply to qualifying payments made after June 30, 2014. Foreign Unit holders are encouraged to consult their own tax advisors regarding the possible implications of these withholding provisions on their investment in Trust Units.

Foreign Taxpayers are encouraged to consult their own tax advisors concerning the tax consequences of their investment in the Trust.

Sale or Exchange of Units

Generally, a Unit holder realizes gain or loss upon the sale or exchange of any Unit measured by the difference between the amount realized from the sale or exchange and the adjusted tax basis of such Unit. The adjusted tax basis of a Unit is the original basis of such Unit reduced by depletion deductions allowable (whether deducted or not) with respect to such Unit and by any purchase price adjustment that constitutes a return of capital. Trust income allocable to such Unit is taxable to the selling Unit holder until the date of sale. The purchaser of a Unit is taxable on Trust income allocable to such Unit from the date of purchase forward. For federal income tax purposes, Trust income should generally be allocable only to the holder of record of a Unit on each Monthly Record Date.

(SRT 2015 TAX)

For federal income tax purposes, the sale of a Unit will be treated as a sale by a Unit holder of his interest in a royalty interest. Gain or loss on the sale of Units by a Unit holder who is not a dealer with respect to such Units and who has a holding period for the Units of more than one year will be treated as long-term capital gain or loss except to the extent of the depletion recapture amount. The depletion recapture amount is ordinary income and equals the lesser of (1) the gain on such sale attributable to the disposition of the royalty interest, or (2) the sum of the prior depletion deductions taken with respect to the royalty interests (but not in excess of the initial basis of such Units allocated to the royalty interests).

Backup Withholding

A payor is required under specified circumstances to withhold tax at the rate of 28 percent on “reportable interest or dividend payments” and “other reportable payments” (including certain oil and gas royalty payments). Generally, this “backup withholding” is required on payments if the payee has failed to furnish the payor a taxpayer identification number or if the payor is notified by the Secretary of the Treasury to withhold taxes on such payments with respect to the payee.

Amounts withheld by payors pursuant to the backup withholding provisions are remitted to the Internal Revenue Service and are considered a credit against the payee’s federal income tax liability. If the payee does not incur a federal income tax liability for the year in which the taxes are withheld, the payee will be required to file the appropriate income tax return to claim a refund of the taxes withheld.

State Tax

Unit holders may be required to file state tax returns and may be liable for state tax as a result of their ownership of Trust Units. The Properties are located in Florida, Louisiana, Mississippi, New Mexico, Oklahoma and Texas. The tax information included in this booklet is presented in a manner to enable Unit holders to compute the income and deductions of the Trust attributable to each of these states. Unit holders will need this information to comply with the state tax filing requirements in those states imposing a tax. The laws pertaining to tax in any given state may vary from those of another state and from those applicable to federal income tax. Accordingly, Unit holders should consult their own tax advisors concerning state tax compliance matters relating to ownership of Units.

The Trustee has been informed that certain states have contacted Unit holders regarding underpayments of the state tax imposed on the Unit holders’ income from the Trust. Failure by Unit holders to report their state tax liability properly could result in the direct withholding of state taxes from Trust distributions. Accordingly, Unit holders are urged to review carefully the various filing requirements of the states in which the Properties are located to determine if a state tax liability exists as a result of the ownership of Units in the Trust.

Florida does not have a personal income tax. Florida imposes an income tax on resident and nonresident corporations (except for S corporations not subject to the built-in-gains tax or passive investment income tax), which will be applicable to royalty income allocable to a corporate Unit holder from Properties located within Florida.

Louisiana, Mississippi, New Mexico, and Oklahoma each impose taxes applicable to both resident and nonresident individuals and/or corporations (subject to certain exceptions for S corporations and limited liability companies, depending on their treatment for federal tax purposes), which will be applicable to royalty income allocable to a Unit holder from Properties located within those states. Even though there are variances from state to state, taxable income for state tax purposes is often computed in a manner similar to the computation of taxable income for federal income tax purposes.

New Mexico and Oklahoma impose a withholding tax on payments of oil and gas proceeds derived from royalty interests. To reduce the administrative burden imposed by these rules, the Trustee has opted to allow the payors of oil and gas proceeds to withhold on royalty payments made to the Trust. The

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Trust has filed New Mexico and Oklahoma tax returns, obtained a refund, and distributed that refund to Unit holders. Unit holders who transfer their Units before either the New Mexico or Oklahoma tax refunds are received by the Trust or after the refunds are received but before the next Monthly Record Date will not receive any portion of the refund. As a result, such Unit holders may incur a double tax—first, through the reduced distribution received from the Trust as withholding at the Trust level reduces the amount of cash available for distribution; and second, by the tax payment made directly to New Mexico or Oklahoma with the filing of their New Mexico or Oklahoma income tax returns.

Texas imposes a franchise tax on generally all entity types providing limited liability protection at a rate of .75% on gross revenues less certain deductions, as specifically set forth in the Texas franchise tax statutes. Entities subject to tax generally include trusts and most other types of entities that provide limited liability protection, unless otherwise exempt. Trusts that receive at least 90% of their federal gross income from designated passive sources, including royalties from mineral properties and other non-operated mineral interest income, and do not receive more than 10% of their income from operating an active trade or business generally are exempt from the Texas franchise tax as “passive entities.” The Trust has been and expects to continue to be exempt from Texas franchise tax as a passive entity. Because the Trust should be exempt from Texas franchise tax at the Trust level as a passive entity, each Unit holder that is considered a taxable entity under the Texas franchise tax will generally be required to include its portion of Trust revenues in its own Texas franchise tax computation. This revenue is sourced to Texas under provisions of the Texas Administrative Code sourcing such income according to the principal place of business of the Trust, which is Texas.

All states have not adopted federal law with respect to the percentage method of computing depletion nor are such methods consistent among the various states. It should be noted, however, that cost depletion generally is allowed by those states in which the Properties are located (Unit holders should note that a special depletion rule applies in Oklahoma). Information is included previously within this booklet to assist you in determining the respective allowable cost depletion deductions by state.

Unit holders should consult their own tax advisors concerning the type of state tax returns that may be required and their applicable due dates.

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Following is a list of names and addresses of the various state taxing authorities from which you may obtain additional information:

Florida		Florida Department of Revenue
5050 W. Tennessee Street
Tallahassee, Florida 32399-0100
(800) 352-3671
www.myflorida.com/dor/taxes
New Mexico	Individuals:	State of New Mexico
Taxation and Revenue Department
1100 South Saint Francis Drive
P.O. Box 25122
Santa Fe, New Mexico 87504
(505) 827-0700, (505) 827-0951
www.tax.newmexico.gov
	Corporations:	New Mexico Taxation and Revenue Department
Attention: Corporate Income and Franchise Tax
P.O Box 25127
Santa Fe, New Mexico 87504-5127
(505) 827-0825
www.tax.newmexico.gov
Mississippi		Mississippi Department of Revenue
P.O. Box 1033
Jackson, Mississippi 39215
(601) 923-7700
www.dor.ms.gov
Louisiana		Department of Revenue and Taxation
State of Louisiana
P.O Box 201
Baton Rouge, Louisiana 70821-0201
855-307-3893
www.rev.state.la.us
Oklahoma	Individuals:	Oklahoma Tax Commission
P.O. Box 26800
Oklahoma City, OK 73126-0800
(405) 521-3160
www.ok.gov/tax/
	Corporations:	Oklahoma Tax Commission
P.O. Box 26800
Oklahoma City, Oklahoma 73126-0800
(405) 521-3126
www.ok.gov/tax/
Texas		Texas Comptroller of Public Accounts
P.O. Box 13528, Capitol Station
Austin, Texas 78711-3528
(800) 252-1381
http://comptroller.texas.gov/

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TAX INFORMATION 2015 Sabine Royalty Trust P.O. Box 962020 Fort Worth, Texas 76162-2020 Southwest Bank, Trustee 1-855-588-7839 fax 214-559-7010 www.sbr-sabine.com